SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report:

October 21, 2003

(Date of earliest event reported)

ABGENIX, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-24207	94-3248826
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employee Identification No.)

6701 Kaiser Drive Fremont, California 94555
(Address of principal executive offices) (Zip Code)

(510)-284-6500
Registrant’s telephone, including area code:

(Former name and former address, if changed since last report)

Item 7.                                        Financial Statements and Exhibits.

(c)                                                Exhibits.

Exhibit No.	Description

99.1	Press Release of Abgenix, Inc. dated October 21, 2003

Item 12.                                 Disclosure of Results of Operations and Financial Condition.

On October 21, 2003, Abgenix, Inc. issued a press release to report the company’s financial results for the quarter ended September 30, 2003. A copy of the press release is attached to this current report on Form 8-K as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ABGENIX, INC.

Dated: October 21, 2003	By:	/s/ KURT LEUTZINGER
Kurt Leutzinger
Chief Financial Officer

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION

99.1	Press Release of Abgenix, Inc. dated October 21, 2003